UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2018

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Armour Boulevard, Kansas City, Missouri		64111
(Address of principal executive offices)		(Zip Code)
(816) 701-4600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2018, Hostess Brands, Inc., through its indirect wholly-owned subsidiary, Hostess Brands, LLC (the “Company”), entered into an employment agreement with Andrew P. Callahan to serve as the Company’s President and Chief Executive Officer (the “Employment Agreement”). The Employment Agreement provides that Mr. Callahan is entitled to a sign-on equity grant of restricted stock units, non-qualified stock options and performance share units (“PSUs”) with an aggregate grant date value of $2,700,000 (collectively, the “Sign-On Equity Awards”), subject to the terms and conditions of the Company’s 2016 Equity Incentive Plan.

On August 1, 2018, the Company and Mr. Callahan entered into an amendment to the Employment Agreement (the “Amendment”) and issued the Sign-On Equity Awards. The Amendment provides for revisions to the vesting terms of the PSUs and the performance criteria applicable thereto. The PSUs shall vest as follows: 50% shall be subject to vesting on May 7, 2020 based upon the Company’s achievement of the applicable performance goal during the two-year performance period beginning on May 7, 2018 and ending on May 7, 2020, and 50% of which shall be subject to vesting on May 7, 2021 based upon the Company’s achievement of the applicable performance goal during the three-year performance period beginning on May 7, 2018 and ending on May 7, 2021 (each, a “PSU Vesting Date”), subject to the Compensation Committee’s certification following the applicable performance period of the extent to which the performance goal has been satisfied, and, except as otherwise provided by the Amendment, subject further to Mr. Callahan’s continued employment with the Company through the applicable PSU Vesting Date.

The foregoing description of the Employment Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein, and the Amendment, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Amendment No. 1, dated August 1, 2018, to the Employment Agreement, dated April 12, 2018, by and between Hostess Brands, Inc. and Andrew P. Callahan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: August 3, 2018	By:	/s/ Thomas Peterson
	Name:	Thomas Peterson
	Title:	Executive Vice President, Chief Financial Officer